SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2004

POLYMEDICA CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	0-19842	04-3033368

(State or other juris-	(Commission	(IRS Employer
diction of incorporation)	File Number)	Identification No.)

11 State Street, Woburn, Massachusetts 01801

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (781) 933-2020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)c))

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Item 1.01. Entry Into a Material Definitive Agreement.
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1 SETTLEMENT AGREEMENT
EX-10.2 CORPORATE INTEGRITY AGREEMENT

Item 1.01. Entry Into a Material Definitive Agreement.

The registrant has disclosed in its prior quarterly and annual filings on Forms 10-Q and 10-K, respectively, that the U.S. Attorney’s Office for the Southern District of Florida, with the assistance of the Federal Bureau of Investigation (“FBI”) and the Department of Health and Human Services’ Office of Inspector General (“OIG”), was investigating allegations of healthcare fraud, improper revenue recognition and obstruction of justice by Liberty Medical Supply and Liberty Home Pharmacy, two of the registrant’s operating subsidiaries. This investigation was civil and criminal. The government’s investigation related to certain medical billing and documentation practices.

On November 3, 2004, the registrant reached final settlement of the investigation and entered into a civil settlement agreement with the United States Department of Justice and the Office of Inspector General. Under the terms of the settlement agreement, the registrant will make a one-time payment of $35 million, admit no wrongdoing, and the Department of Justice and Officer of the Inspector General will release the claims that were under investigation. This agreement is filed hereto as Exhibit 10.1.

As part of the civil settlement, the registrant has also entered into a 5 year corporate integrity agreement which provides for an annual review of a sample of its Medicare claims by an independent review organization for a 3 to 5 year period, and further obligates the registrant to continue its compliance program and the measures it has implemented to promote compliance with Medicare regulations. This agreement is filed hereto as Exhibit 10.2.

Item 8.01. Other Events

The registrant has received a non-prosecution agreement, in which the United States Attorney’s Office for the Southern District of Florida has agreed not to prosecute the Company, Liberty Medical Supply or Liberty Home Pharmacy in connection with the allegations that were the subject matter of the investigation referred to in Item 1.01, above.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

10.1	Settlement Agreement, entered into on November 3, 2004, between the United States of America, acting by and through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services, PolyMedica Corporation and its wholly-owned subsidiaries Liberty Medical Supply, Inc. and Liberty Home Pharmacy, Donna Ben-Barrack and Claire Schultz.

10.2	Corporate Integrity Agreement, entered into on November 3, 2004, between the Office of Inspector General of the Department of Health and Human Services and PolyMedica Corporation.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2004	POLYMEDICA CORPORATION
	By:	/s/ William B. Eck
William B. Eck
Senior Vice President, General Counsel and Chief of Healthcare Affairs

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Settlement Agreement, entered into on November 3, 2004, between the United States of America, acting by and through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services, PolyMedica Corporation and its wholly-owned subsidiaries Liberty Medical Supply, Inc. and Liberty Home Pharmacy, Donna Ben-Barrack and Claire Schultz.

10.2	Corporate Integrity Agreement, entered into on November 3, 2004, between the Office of Inspector General of the Department of Health and Human Services and PolyMedica Corporation.

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